EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Equifax Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2005, filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard F. Smith, Chairman-Elect and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2005	/s/ RICHARD F. SMITH
Richard F. Smith
Chairman-Elect and Chief Executive Officer